EXHIBIT 99.1

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Member of
GreenHaven Commodity Services, LLC.

We have audited the accompanying statements of financial condition of GreenHaven Commodity Services, LLC (a Delaware limited liability company) (the “Company”) as of December 31, 2013 and 2012, and the related statements of income and expenses, changes in member’s capital (deficit), and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GreenHaven Commodity Services, LLC as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Atlanta, Georgia
April 30, 2014

GREENHAVEN COMMODITY SERVICES LLC
Statements of Financial Condition
December 31, 2013 and December 31, 2012

	2013	2012
Assets

Cash	$60,814	$337,305
Management fee receivable	241,143	354,469
Receivable from affiliate	14,874	154
Investment in GreenHaven Continuous
Commodity Index Master Fund	1,286	1,443

Total assets	$318,117	$693,371

Liabilities and Member’s Capital
Liabilities:

Accounts payable & accrued expenses	$193,593	$203,541
Payable to affiliate	-	2,046

Total liabilities	193,593	205,587

Member’s capital:
Total member’s capital	124,524	487,784

Total liabilities and member’s capital	$318,117	$693,371

The accompanying notes are an integral part of these statements

GREENHAVEN COMMODITY SERVICES, LLC
Statements of Income and Expenses
Years ended December 31, 2013, December 31, 2012, and December 31, 2011

	2013	2012	2011
Income:

Management fees	$3,500,487	$4,637,998	$5,895,201
Expense reimbursement	678,848	368,487	-
Interest income	2	2	288
Total income	4,179,337	5,006,487	5,895,489

Expenses:
Audit fees and tax services	442,387	527,211	409,261
Marketing costs	585,240	911,391	1,114,057
License expense	469,466	487,413	662,968
Administrator fees	268,487	363,382	449,944
Regulatory fees	502,749	40,465	41,073
Legal fees	49,186	27,869	69,664
Printing	3,681	2,627	30,113
Exchange fees	20,000	20,000	15,000
Other	101,244	97,627	87,844
Total expenses	2,442,440	2,477,985	2,879,924

Unrealized gain (loss) on investment	(157)	(55)	(146)

Net income	$1,736,740	$2,528,447	$3,015,419

The accompanying notes are an integral part of these statements.

GREENHAVEN COMMODITY SERVICES, LLC
Statements of Changes in Member’s Capital (Deficit)
Years ended December 31, 2013, December 31, 2012, and December 31, 2011

Member’s
Capital (Deficit)
December 31, 2010	$(85,990)

Net income	3,015,419
Distributions to Member	(2,560,092)
December 31, 2011	369,337

Net income	2,528,447
Distributions to Member	(2,410,000)
December 31, 2012	487,784

Net income	1,736,740
Distributions to Member	(2,100,000)
December 31, 2013	$124,524

The accompanying notes are an integral part of these statements

GREENHAVEN COMMODITY SERVICES LLC
Statements of Cash Flows
Years ended December 31, 2013, December 31, 2012, and December 31, 2011

	2013	2012	2011
Cash flows from operating activities:
Net income	$1,736,740	$2,528,447	$3,015,419
Adjustments to reconcile net gain to net cash provided by operating activities:

Unrealized loss (gain) on investment	157	55	146
Management fee receivable	113,326	83,736	(85,778)
Receivable from affiliate	(14,720)	(154)	-
Accounts payable & accrued expenses	(9,948)	(173,032)	(97,161)
Payable to affiliate	(2,046)	2,046	-
Net cash provided by operating activities	1,823,509	2,441,098	2,832,626

Cash flows from financing activities:
Distributions to Member	(2,100,000)	(2,410,000)	(2,560,092)
Net cash used in financing activities	(2,100,000)	(2,410,000)	(2,560,092)

(Decrease) Increase in cash	(276,491)	31,098	272,534

Cash held at beginning of period	337,305	306,207	33,673

Cash held at end of period	$60,814	$337,305	$306,207

The accompanying notes are an integral part of these statements

Notes to 2013 Financial Statements
GreenHaven Commodity Services, LLC

(1) Organization

GreenHaven Commodity Services, LLC (the “Company,” or the “Managing Owner”), a Delaware limited liability company, was formed on October 18, 2006, and is a wholly owned subsidiary of GreenHaven, LLC. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association. The Company serves as the managing owner of GreenHaven Continuous Commodity Index Fund (the “Index Fund”) and GreenHaven Continuous Commodity Index Master Fund (the “Master Fund”) and is also the commodity pool operator and commodity trading advisor for the Index Fund and the Master Fund (collectively the “Funds”).  Under the Funds’ respective Agreements, the Managing Owner is responsible for investing the assets of the Funds in accordance with the objectives and policies of the Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds. For these services, the Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

The Index Fund is organized as a Delaware statutory trust that issues units that may be purchased or sold on the NYSE ARCA platform. Shares may be created or redeemed from the Index Fund only in one or more blocks of 50,000 Shares, called a Basket. The Index Fund invests the proceeds of its offering of Shares in the Master Fund. The Master Fund is organized as a Delaware statutory trust and actively invests in exchange-traded futures contracts in the commodities comprising the Thomson Reuters Equal Weight Continuous Commodity Total Return Index (CCI-TR), or the “Index”, with a view to tracking the performance of the Index over time. The sponsor of the Index Fund is the Managing Owner, which has an exclusive license expiring October 1, 2015 with Thomson Reuters America, LLC (“Reuters”) which developed, owns, and operates the Index. The Index is a trademark of Reuters.

The Index Fund is not a mutual fund registered under the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act.

(2) Summary of Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period of the financial statements. Actual results could differ from those estimates.

(b) Management Fees

The Managing Owner recognizes revenue in the period earned under the terms of its management agreement with the Funds. This agreement provides for fees based upon a percentage of the daily average net asset value of the Funds. The Master Fund pays a fee equal to 0.85% per annum on average daily net assets of the Funds. As a result, the management fee is accrued daily to reflect the monthly payment of the management fee to the Managing Owner. The Funds pay for all brokerage expenses. Other expenses, including licensing fees for the use of intellectual property, registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”) formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent units after their initial registration and all legal, accounting, printing and other expenses associated therewith are paid by the Managing Owner. The Managing Owner also pays the fees and expenses of its independent directors.

(c) Cash and cash equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less when acquired.  Cash held by the Company primarily for working capital purposes is maintained with a major financial institution in amounts which, from time to time, are in excess of the Federal Deposit Insurance Corporation, or FDIC, insurance limits.  The Company is potentially exposed to a concentration of credit risk when cash deposits in banks are in excess of FDIC limits.

(d) Income Taxes

The Company accounts for uncertainty in income taxes pursuant to the applicable accounting standard, which provides measurement, presentation, and disclosure guidance related to uncertain tax positions. The guidance addresses how tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this topic, the Company must recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. Management’s reassessment of its tax positions during the fiscal year 2013 did not have a material impact on the Company’s financial condition, results of operations or liquidity.

The Company is classified as a partnership for U.S. federal income tax purposes. Accordingly, the Company is not subject to U.S. federal, state, or local income taxes, therefore no provision for federal, state, and local income taxes has been made in the accompanying financial statements, as owners of the Company are individually liable for income taxes, if any, on their allocable share of the Company’s income, gain, loss, deductions and other items.  The Company’s open tax years of 2010-2013 are subject to examination by the Internal Revenue Service.

(e) License Expenses

The Company holds an exclusive license from Reuters that allows the Funds to track the Index and pays certain fees to Reuters to maintain the license. The licensing agreement requires fees to be paid monthly by the Company, based on assets under management.

(f) Marketing Expenses

The Company, on behalf of the Index Fund and Master Fund, has executed an agreement with a Marketing Agent that assists the Managing Owner with certain functions and duties such as providing various educational and marketing activities regarding the Funds, which activities include, but are not limited to, communicating the Fund’s name, characteristics, uses, benefits, and risks, consistent with the prospectus, providing support to an extensive broker database and a network of internal and external wholesalers. The Marketing Agent will engage in public seminars, road shows, conferences, media interviews, field incoming “800” number telephone calls and distribute sales literature and other communications (including electronic media) regarding the Funds.  Total marketing-related costs were $585,240, $911,391 and $1,114,057 for the fiscal years ended December 31, 2013, 2012 and 2011, respectively.

(g) Capital Distributions

From time to time the Company will distribute cash in excess of operating needs to GreenHaven, LLC.

(3) Related Party Transactions

Upon inception of the Index Fund and the Master Fund, 50 General Units of the Master Fund were issued to the Managing Owner in exchange for a capital contribution of $1,500 to the Master Fund.

Since commencement of operations of the Funds, the Funds have paid the Company a management fee equal to 0.85% per annum of the net asset value of the Master Fund in consideration of the use of the Managing Owner’s revocable license to use the Index for the provision of commodity futures trading advisory services. For the years ended December 31, 2013, 2012, and 2011 the Company recorded $3,500,487, $4,637,998, and $5,895,201 respectively, in management fee revenue from the Funds.

On August 9, 2011 the Funds’ prospectus was amended to reflect a reduction in the Funds’ accrual for expenses from 0.24% to 0.20% of the net asset value of the Master Fund per year.  Of the amounts so accrued, the Master Fund first pays brokerage fees, and secondly, from the remainder of the amounts so accrued, reimburses the Managing Owner for the Index Fund’s and Master Fund’s routine operational, administrative and other ordinary expenses paid by the Managing Owner.  For the years ended December 31, 2013, 2012, and 2011 the Company received expense reimbursements from the Funds totaling $678,848, $368,487, and $0, respectively.   The Company invoices the Fund from time to time for these reimbursements and recognizes income when the invoices are issued.

From time to time the Company makes payments on behalf of affiliates or is the beneficiary of payments made by affiliates in the normal course of business.  Payables to and receivables from affiliates are separately presented in the Statement of Financial Condition.

(4) Contracts and Agreements

The Company is party to a Fund Administrator agreement with the Bank of New York Mellon, (“BNYMellon”) whereby BNYMellon acts as the Funds’ transfer agent and fund accountant. The Managing Owner, on behalf of the Fund and the Master Fund, has appointed BNYMellon as the administrator of the Fund and the Master Fund and has entered into an Administration Agreement in connection therewith.

Pursuant to the Administration Agreement, BNYMellon performs or supervises the performance of services necessary for the operation and administration of the Funds (other than making investment decisions), including net asset value calculations, accounting, and other fund administrative services.

The Company is party to a marketing agreement with ALPS Fund Services, Inc. (“ALPS”), a Colorado corporation, whereby ALPS provides certain marketing services for the Funds as outlined in the agreement.

The Company has entered into brokerage agreements on the Funds’ behalf with Morgan Stanley & Co. Incorporated as the Commodity Broker (the “Commodity Broker”). Since the commencement of its investment operations on January 23, 2008, the Funds have primarily invested in futures contracts traded on regulated exchanges, in government securities, and in cash.

(5) Off-Balance Sheet Risks and Contingencies

The Funds engage in the trading of futures contracts (collectively “derivatives”) that are traded on futures exchanges domiciled in the United States, which are the New York Mercantile Exchange (NYMEX), the Chicago Board of Trade (CBOT), the Chicago Mercantile Exchange (CME), and the Intercontinental Exchange (ICE). The Funds are exposed to market risk arising from changes in the market value of the contracts and to credit risk arising from the potential failure by another party to perform according to the terms of a contract.

All of the contracts currently traded by the Funds are exchange-traded and are backed by the relevant exchange.  Therefore, the risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions, since in over-the-counter transactions the Funds must rely solely on the credit of their respective individual counterparties. However, if in the future the Funds were to enter into non-exchange traded contracts, they would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any. The Funds also have credit risk since the primary counterparty to all domestic futures contracts is the exchange clearing corporation. In addition, the Funds bear the risk of financial failure by the clearing broker.

The purchase and sale of futures and options on futures contracts require margin deposits with a Futures Commission Merchant (“FCM”). Additional deposits may be necessary for any loss in contract value. The Commodity Exchange Act requires a FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other property such as U.S. Treasury Bills deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited.

The Company is exposed to the same risks described above as each of them can impact net assets of the Funds which is the basis of the revenues recognized and a significant portion of the operating expenses reported by the Company.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, the Funds are exposed to market risk equal to the value of futures contracts purchased. The Company’s policy is to continuously monitor the Master Fund’s exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting and control procedures. In addition, the Company has a policy of reviewing the credit standing of each clearing broker or counter- party with which it conducts business.

The financial instruments held by the Company are reported in the Statements of Financial Condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturities.

(6) Recently Issued Accounting Standards

In August 2012 the FASB issued Update 2012-03, “Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22.”  On page 16 the update discusses SEC Staff Accounting Bulletin 1.M, Assessing Materiality and clarifies that “The use of a percentage as a numerical threshold, such as 5%, may provide the basis for a preliminary assumption that - without considering all relevant circumstances - a deviation of less than the specified percentage with respect to a particular item on the registrant’s financial statements is unlikely to be material. The staff has no objection to such a “rule of thumb” as an initial step in assessing materiality. But quantifying, in percentage terms, the magnitude of a misstatement is only the beginning of an analysis of materiality; it cannot appropriately be used as a substitute for a full analysis of all relevant considerations. Materiality concerns the significance of an item to users of a registrant’s financial statements. A matter is “material” if there is a substantial likelihood that a reasonable person would consider it important.”  In preparing its financial statements for 2013 and prior years, the Company has not relied on a numerical threshold in determining the materiality of any particular items on those statements.

(7) Fair Value Measurements

The guidance for fair value measurements establishes the authoritative definition for fair value, sets out a framework for measuring fair value and outlines the required disclosures regarding fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The Company uses a three-tier fair value hierarchy based upon observable and non-observable inputs as follows:

Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly

Level 3 —Unobservable inputs for the asset or liability

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assets of the Company are valued using the net asset value of the Funds.  A summary of the Company’s assets measured at fair value as of December 31, 2013, classified according to the levels used to value them, are as follows:

		Other
	Quoted Prices in	Significant Observable	Significant Unobservable
	Active Market	Inputs	Inputs
Assets	(Level 1)	(Level 2)	(Level 3)	Totals
General Units	$1,286	$—	$—	$1,286
Total	$1,286	$—	$—	$1,286

A summary of the Company’s assets measured at fair value as of December 31, 2012, classified according to the levels used to value them, are as follows:

		Other
	Quoted Prices in	Significant Observable	Significant Unobservable
	Active Market	Inputs	Inputs
Assets	(Level 1)	(Level 2)	(Level 3)	Totals
General Units	$1,443	$—	$—	$1,443
Total	$1,443	$—	$—	$1,443

8) Subsequent Events

The Company has evaluated events subsequent to its fiscal year ended December 31, 2013, and through the date these financial statements were available for issuance, and determined that the evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.